                                                                    Exhibit 99.2

                 AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT (this "Amendment No.
7"), dated as of October 30, 2006, by and among Handy & Harman, a New York corporation ("H&H"), OMG, Inc., a Delaware corporation formerly known as Olympic
Manufacturing Group, Inc. ("OMG"), Continental Industries, Inc., an Oklahoma
corporation ("Continental"), Maryland Specialty Wire, Inc., a Delaware
corporation ("Maryland Wire"), Handy & Harman Tube Company, Inc., a Delaware
corporation ("H&H Tube"), Camdel Metals Corporation, a Delaware corporation
("Camdel"), Canfield Metal Coating Corporation, a Delaware corporation
("Canfield"), Micro-Tube Fabricators, Inc., a Delaware corporation
("Micro-Tube"), Indiana Tube Corporation, a Delaware corporation ("Indiana
Tube"), Lucas-Milhaupt, Inc., a Wisconsin corporation ("Lucas"), Handy & Harman
Electronic Materials Corporation, a Florida corporation ("H&H Electronic"),
Sumco Inc., an Indiana corporation ("Sumco" and together with H&H, OMG,
Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana
Tube, Lucas and H&H Electronic, each individually, a "Borrower" and collectively, "Borrowers"), Handy & Harman of Canada, Limited, an Ontario
corporation ("H&H Canada"), ele Corporation, a California corporation ("ele"),
Alloy Ring Service Inc., a Delaware corporation ("Alloy"), Daniel Radiator
Corporation, a Texas corporation ("Daniel"), H&H Productions, Inc., a Delaware corporation ("H&H Productions"), Handy & Harman Automotive Group, Inc., a
Delaware corporation ("H&H Auto"), Handy & Harman International, Ltd., a
Delaware corporation ("H&H International"), Handy & Harman Peru, Inc., a
Delaware corporation ("H&H Peru"), KJ-VMI Realty, Inc., a Delaware corporation
("KVR"), Pal-Rath Realty, Inc., a Delaware corporation ("Pal-Rath"), Platina
Laboratories, Inc., a Delaware corporation ("Platina"), Sheffield Street
Corporation, a Connecticut corporation ("Sheffield"), SWM, Inc., a Delaware corporation ("SWM"), Willing B Wire Corporation, a Delaware corporation
("Willing" and together with H&H Canada, ele, Alloy, Daniel, H&H Productions,
H&H Auto, H&H International, H&H Peru, KVR, Pal-Rath, Platina, Sheffield and
SWM, each individually, a "Guarantor" and collectively, "Guarantors"), Steel
Partners II, L.P., successor by assignment from Canpartners Investments IV, LLC, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined)
acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, "Agent"), and the financial institutions party thereto as lenders (collectively, "Lenders"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                              W I T N E S S E T H:

         WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders)
have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated March 31, 2004, by and among Agent, successor by assignment to Steel
Partners II, L.P., Lenders, Borrowers and Guarantors (as amended by Amendment
No. 1 to Loan and Security Agreement, dated as of October 29, 2004, Amendment
No. 2 to Loan and Security Agreement, dated as of May 20, 2005, Amendment No. 3 to Loan and Security Agreement, dated as of December 29, 2005, Consent and
Amendment No. 4 to Loan and Security Agreement, dated as of January 24, 2006,

Consent and Amendment No. 5 to Loan and Security Agreement, dated March 31,
2006, Amendment No. 6 to Loan and Security Agreement, dated July 18, 2006 and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

         WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

         WHEREAS, by this Amendment No. 7, Borrowers, Guarantors, Agent and
Lenders desire and intend to evidence such amendments;

         NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

1.       ALLOWED INDEBTEDNESS.

         (a) Section 9.9(f) of the Loan Agreement is hereby amended by deleting
"as in effect on the date hereof" and replacing it with "as in effect on the effective date of Amendment No. 7 to the Loan Agreement."

         (b) Section 9.9(f)(i) of the Loan Agreement is hereby amended by deleting "$70,000,000" and replacing it with "$73,000,000" and (b) deleting
"$10,000,000" and replacing it with "$7,000,000" .

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and Guarantor
hereby represents, warrants and covenants to Agent and Lenders the following
(which shall survive the execution and delivery of this Amendment No. 7), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

         (a) This Amendment No. 7 and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith
(collectively, together with this Amendment No. 7, the "Amendment Documents")
have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, its respective stockholders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute the legal, valid and binding obligations of each of the
Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         (b) The execution, delivery and performance of this Amendment No. 7 (a)
are all within each Borrower's and Guarantor's corporate or limited liability company powers and (b) are not in contravention of law or the terms of any
Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or
Guarantor or its property are bound.

         (c) As of the date hereof, and after giving effect to the provisions of this Amendment No. 7, no Default or Event of Default exists or has occurred and is continuing.

         (d) The Working Capital Amendment (as defined hereinafter) has been executed and delivered by all parties and is in full force and effect.

         (e) All of the representations and warranties set forth in the Loan
Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

3.       CONDITIONS PRECEDENT. The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

         (a) Agent shall have received this Amendment No. 7, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders;

         (b) Agent shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment No. 7 or any other Amendment
Documents which any Borrower or Guarantor is required to obtain from any other
Person, and such consent, waiver or approval shall in form and substance satisfactory to Agent;

         (c) Agent shall have received (i) a true and correct copy of an amendment to the Working Capital Loan Agreement (the "Working Capital
Amendment"), in form and substance satisfactory to Agent, duly authorized, executed and delivered by each of the parties thereto, which Working Capital
Amendment shall be in full force and effect and (ii) an amendment to the
Intercreditor Agreement (the "Intercreditor Amendment"), in form and substance satisfactory to Agent, duly authorized, executed and delivered by Working
Capital Agent and acknowledged by Borrowers and Guarantors, which Intercreditor
Amendment shall be in full force and effect; and

         (d) no Default or Event of Default shall exist or have occurred and be continuing.

4.       EFFECT OF THIS AGREEMENT. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and, in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 7, the provisions of this Amendment No. 7 shall control.

5.       FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by
Agent to effectuate the provisions and purposes of this Amendment No. 7.

6.       GOVERNING LAW. The validity, interpretation and enforcement of this
Agreement and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

7.       BINDING EFFECT. This Amendment No. 7 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8.       HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 7.

9.       COUNTERPARTS. This Amendment No. 7 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 7 by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment
No. 7. Any party delivering an executed counterpart of this Amendment No. 7 by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be executed on the day and year first above written.

AGENT AND LENDER                             BORROWERS
----------------                             ---------

STEEL PARTNERS II, L.P., as Agent and
Lender
                                             HANDY & HARMAN
By: STEEL PARTNERS, L.L.C., as general
partner                                      By:  /s/ Robert K. Hynes
                                                 -------------------------------
By:  /s/ Glen Kassan                             Title: V.P. & CFO
    --------------------------------------
Title: Authorized Limited Partner

                                             OMG, INC.

                                             By:   /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             CONTINENTAL INDUSTRIES, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

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                                             MARYLAND SPECIALTY WIRE, INC.

                                             By:   /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P., CFO & Secretary

                                             HANDY & HARMAN TUBE COMPANY, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             CAMDEL METALS CORPORATION

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             CANFIELD METAL COATING CORPORATION

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             MICRO-TUBE FABRICATORS, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             INDIANA TUBE CORPORATION

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             LUCAS-MILHAUPT, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

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                                             HANDY & HARMAN ELECTRONIC
                                             MATERIALS CORPORATION

                                             By:   /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             SUMCO INC.

                                             By:   /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             GUARANTORS
                                             ----------
                                             HANDY & HARMAN OF CANADA, LIMITED

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             ele CORPORATION

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             ALLOY RING SERVICE INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             DANIEL RADIATOR CORPORATION

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P., Treasurer & Controller

                                             H&H PRODUCTIONS, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

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                                             HANDY & HARMAN AUTOMOTIVE GROUP, INC.

                                             By:   /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P., Treasurer & Assistant Secretary

                                             HANDY & HARMAN INTERNATIONAL, LTD.

                                             By:   /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             HANDY & HARMAN PERU, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             KJ-VMI REALTY, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             PAL-RATH REALTY, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             PLATINA LABORATORIES, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             SHEFFIELD STREET CORPORATION

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

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                                             SWM, INC.

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             WILLING B WIRE CORPORATION

                                             By:  /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer